Catholic Responsible Investments Funds

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

Institutional Shares: CRDSX

Summary Prospectus

December 6, 2021

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://cbisonline.com/us/. You can also get this information at no cost by calling 866-348-6466, by sending an e-mail request to CRIFund@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated December 6, 2021, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Catholic Responsible Investments Short Duration Bond Fund (the “Fund”) seeks maximum current income consistent with the preservation of capital.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.30%
Other Expenses[1]	0.06%
Total Annual Fund Operating Expenses	0.36%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.01)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.35%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

[2]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.35% of the Fund’s average daily net assets until October 31, 2023 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses

(not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on October 31, 2023.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$36	$114

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Predecessor Fund’s (as defined in “Performance Information” below) portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments.

For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include U.S. dollar-denominated fixed income securities; U.S. Treasury securities; governmental agency debt; corporate debt securities; collateralized loan obligations; asset-backed securities; municipal bonds; residential and commercial mortgage-backed securities; floating rate notes and adjustable rate mortgages (“ARMs”). Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”).

The Fund may also invest in other types of U.S. government securities, including collateralized mortgage obligations (“CMO”) issued by U.S. government agencies or instrumentalities thereof, and may also invest in other mortgage-backed and asset-backed securities, as well as enter into repurchase agreements covering the securities described. The Fund’s fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency). The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). In addition, the Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Adviser to be of comparable quality to allowable investment grade and non-investment grade securities.

The Fund will invest primarily in securities denominated in U.S. dollars; however, the Fund may invest in securities issued by foreign entities, including obligations of corporations, non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell futures to manage the Fund’s portfolio duration, yield curve positioning or trade execution on a more cost-effective basis than by use of physical securities alone. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund relies upon an investment Sub-Adviser to manage the Fund’s portfolio under the general supervision of the Adviser. The Sub-Adviser actively manages the duration of the Fund and purchases securities such that the average weighted duration of the Fund’s portfolio will typically be similar to the Bloomberg U.S. Treasury (1-3 Year) Index (the “Index”) duration, generally ranging within one to three years. The Fund seeks to maintain a low duration, typically within a range of +/- 10% of the Index, but may lengthen or shorten its duration within that range.

Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point. Thus, the higher the duration, the more volatile the security.

Longfellow Investment Management Co., LLC (“Longfellow”)

Longfellow’s strategy seeks to preserve capital, provide liquidity, minimize volatility, and earn attractive risk-adjusted returns. Longfellow’s guiding philosophy is based on the premise that upside in fixed income is limited while downside risk can be substantial. Consistent with this is a commitment to fundamental, bottom-up analysis supplemented by macro-economic considerations. Longfellow seeks to produce incremental return by identifying and investing in undervalued sectors of the fixed income market, and mispriced securities within these sectors. By attributing yield spread within (and among) sectors and individual securities to various risk elements, including credit, call, event, and liquidity, Longfellow is able to identify “cheap” opportunities. The objective is to seek to identify those investments that offer incremental return after all the risks are quantified. Cheap sectors and securities exist because, in the view of Longfellow, several non-economic factors affect pricing, including supply/demand imbalances, analytical and/or administrative complexity, size constraints, and investor biases.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the Fund’s Prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the

Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Credit Risk — The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield.

For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Interest Rate Risk — As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that if followed by rising interest rates the Fund’s performance will be negatively impacted.

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

U.S. Government Securities Risk — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Repurchase Agreement Risk — In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Corporate Fixed Income Securities Risk — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Bond Risk — High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Inflation Protected Securities Risk — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation protected security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

Floating Rate Securities Risk — The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Adjustable Rate Mortgages Risk — ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

Active Management Risk — The Fund is subject to the risk that the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

New Fund Risk — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Performance Information

The performance shown in the bar chart and performance table is the performance of another investment vehicle (the “Predecessor Fund”) prior to the commencement of the Fund’s operations. Class A Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. Certain financial statements of the Predecessor Fund are provided in Appendix C to the Fund’s Statement of Additional Information.

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance from year to year for the one, five and ten year periods and by showing how the Predecessor Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
2.49%	(0.70)%
6/30/2020	6/30/2013

The performance information shown above is based on a calendar year. Year to date performance of Institutional Shares (non-annualized and before taxes) as of September 30, 2021: 0.23%.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes	3.04%	2.45%	2.05%
Bloomberg U.S. Treasury (1-3 Year) Index (reflects no deduction for fees, expenses or taxes)*	3.16%	1.91%	1.31%

*

The Bloomberg U.S. Treasury (1-3 Year) Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. Separate trading of registered interest and principal securities (STRIPS) are excluded from the Index because their inclusion would result in double-counting.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

Investment Sub-Adviser and Portfolio Managers

Longfellow Investment Management Co., LLC

Seth Roman, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Longfellow Investment Management Co., LLC since 2021.

Sarah Scranton, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Longfellow Investment Management Co., LLC since 2021.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional Shares of the Fund, you must generally invest at least the minimum presented below. Systematic planned contributions are required to be at least $1,000.

Name of Fund	Institutional Shares
Catholic Responsible Investments Short Duration Bond Fund	$5,000

The Fund reserves the right to waive the minimum investment amount in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Catholic Responsible

Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 866-348-6466.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CRI-SM-006-0100